UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2008
                                                        ------------------

                           SENECA-CAYUGA BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Federal                    000-52111                  16-160243
---------------------------    ----------------------       --------------------
(State or Other Jurisdiction)   (Commission File No.)       (I.R.S. Employer
  of Incorporation)                                          Identification No.)


19 Cayuga Street, Seneca Falls, New York                       13148
----------------------------------------                       -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (315) 568-5855
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) Amended and Restated Employment Agreement. On September 29, 2008, Seneca-Cayuga Bancorp, Inc. (the "Company") and Seneca Falls Savings Bank (the "Bank"), a wholly-owned subsidiary of the Company, entered into an amended and restated employment agreement with Menzo D. Case, President and Chief Executive Officer of the Bank (the "Employment Agreement"). The Employment Agreement supersedes and replaces the employment agreement previously entered into with Mr. Case. The Employment Agreement was amended and restated to comply with
Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), and the final regulations issued thereunder. The terms of the Employment Agreement are materially consistent with the previously disclosed terms of the prior employment agreement entered into with Mr. Case. The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement that is attached hereto as Exhibit 10.1 of this Current Report, and is incorporated by reference into this Item 5.02.

     Amended and Restated 2005 Deferred Compensation Plan. On September 29, 2008, the Bank adopted the amended and restated 2005 deferred compensation plan (the "Plan"). The Plan supersedes and replaces the 2005 deferred compensation plan which was originally adopted in May, 1981 and was subsequently amended and restated effective January 1, 2005. The Plan was further amended and restated to comply with Code Section 409A and the final regulations issued thereunder. The terms of the Plan are materially consistent with the previously disclosed terms of the prior plan. The foregoing description of the Plan is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.2 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

      (a) Financial Statements of Businesses Acquired: None

      (b) Pro Forma Financial Information: None

      (c) Shell Company Transactions. None

      (d) Exhibits:

          Exhibit Number               Description
          --------------               -----------

          Exhibit 10.3 Amended and Restated Employment Agreement for Menzo D. Case.

          Exhibit 10.4                 Amended and Restated 2005 Deferred
                                       Compensation Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SENECA-CAYUGA BANCORP, INC.


DATE:  September 29, 2008              By: /s/ Menzo D. Case
                                           -------------------------------------
                                           Menzo D. Case
                                           President and Chief Executive Officer